EXHIBIT 99.1

Innovative Software Technologies Announces New Chief Executive Officer

TAMPA, FL (GLOBENEWSWIRE) October 15, 2014 -- Innovative Software Technologies, Inc. (the "Company") (INIV.PK) announces the appointment of Bill White as its Chief Executive Officer.

Mr. White has an extensive and successful business background.  He is a passionate leader and a very successful entrepreneur.  He has extensive experience as a leader who is creative, decisive innovative and highly valued for expertise in sales growth and business development. He is dedicated to creating a five star customer experience and offering best in class products and services while enhancing shareholder value.

Prior to joining the Company, Mr. White had a distinguished career as a Senior Executive of successful start-ups and high-growth companies utilizing a combination of astute strategic, business, and financial skills.  He has a 15+ year track record of multi-million dollar revenues and profit growth.  Mr. White's extensive experience includes being the CEO and Founder of BlueStar Marketing, a full service marketing and advertising company, where he grew sales in excess of 500%.  In addition, he co-founded Overgroup Consulting, a telecom software company, which achieved explosive sales grow that has consistently ranked the company as one of the Inc. 5000 Fastest Growing Companies.

 “This is an exciting development for Innovative,” said Barrett Wellman, President and director of Innovative Software Technologies, Inc. “Having Bill come on board to craft our strategy, further develop our offerings, and lead and develop our team will have a significant positive impact."

Mr. White stated "I am honored to have the opportunity to now lead the Innovative Software Technologies team.  I am extremely passionate about delivering new and innovative solutions to our business partners, which will allow them to do more, reach more and grow more utilizing our technologies.”

About Innovative Software Technologies

Innovative Software Technologies, Inc. (www.inivcompanies.com) is a holding company that operates and manages innovative software and emerging technology companies. Innovative focuses on large, under-penetrated markets and high growth opportunities to acquire or partner with companies that deliver substantial growth and predictable recurring revenues and earnings. Innovative adds and leverages a highly motivated, entrepreneurial management team to execute the corporate vision. Innovative Software Technologies, Inc. is headquartered in Tampa, FL and trades on the pink sheets under the symbol INIV.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statements reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein, are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations Contact:

Bill White (813) 920 - 9435

Bill.White@inivcompanies.com

Source: Innovative Software Technologies, Inc.

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